                                                                      EXHIBIT 25

                                   FORM T-1
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

      STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) [X]


              STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA,
                             NATIONAL ASSOCIATION
------------------------------------------------------------------------------
              (Exact name of trustee as specified in its charter)

                                 UNITED STATES
------------------------------------------------------------------------------
  (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                  06-1143380
------------------------------------------------------------------------------
                       (IRS Employer Identification No.)

     725 SOUTH FIGUEROA STREET, SUITE 3100, LOS ANGELES, CALIFORNIA 90017
------------------------------------------------------------------------------
                   (Address of principal executive offices)

                                     90017
------------------------------------------------------------------------------
                                  (Zip code)

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
     725 SOUTH FIGUEROA STREET, SUITE 3100, LOS ANGELES, CALIFORNIA, 90017
                                 213 362-7369
------------------------------------------------------------------------------
           (Name, address and telephone number of agent for service)

                            SILICON GRAPHICS, INC.
------------------------------------------------------------------------------
              (Exact Name of Obligor as specified in its charter)

                                   DELAWARE
------------------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)

                                  94-2789662
------------------------------------------------------------------------------
                       (IRS Employer Identification No.)

           2011 NORTH SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA
------------------------------------------------------------------------------
                   (Address of principal executive offices)

                                  94043-1389
------------------------------------------------------------------------------
                                  (Zip code)

                       SENIOR CONVERTIBLE NOTES DUE 2004
------------------------------------------------------------------------------
                      (Title of the indenture securities)

Item 1.   General Information.

(a) The trustee is subject to the supervision of the Comptroller of the Currency, Western District Office, 50 Fremont Street, Suite 3900, San Francisco, CA 94105-2292.

(b)  The trustee is authorized to exercise corporate trust powers.


Item 2.   Affiliations with the obligor.

The trustee is not affiliated with the obligor.

No responses are included for Items 3-15 of this form T-1 because the obligor is not in default on securities issued under indentures under which State Street Bank and Trust Company of California, N.A. is trustee.

Item 16.  List of Exhibits

1. Articles of Association of State Street Bank and Trust Company of California, National Association.*

2. Certificate of Corporate Existence (with fiduciary powers) from the Comptroller of the Currency, Administrator of National Banks.*

3. Authorization of the Trustee to exercise fiduciary powers (included in Exhibits 1 and 2; no separate instrument).

4. By-laws of State Street Bank and Trust Company of California, National Association.*

5. Consent of State Street Bank and Trust Company of California, National Association required by Section 321(b) of the Act.*

6. Consolidated Report of Income at the close of business March 31, 1997, Federal Financial Institutions Examination Council, Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only and Total Assets of Less Than $100 Million - FFIEC 034.

* The indicated documents have been filed as exhibits with corresponding exhibit numbers to the Form T-1 of Oasis Residential, Inc., filed pursuant to Section 305(b)(2) of the Act, filed with the Securities and Exchange Commission on November 18, 1996 (Registration No. 033-90488), and are incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, State Street Bank and Trust Company of California, National Association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 28th day of July, 1997.

                                     STATE STREET BANK AND TRUST COMPANY OF
                                     CALIFORNIA, NATIONAL ASSOCIATION


                                     By:    /s/ Scott C. Emmons
                                           ----------------------------
                                           Scott C. Emmons
                                           Assistant Vice President

                                   Exhibit 6

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

                                Expires March 31, 1999

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------
[LOGO OF FEDERAL FINANCIAL
INSTITUTIONS EXAMINATION
COUNCIL APPEARS HERE]           Please refer to page i,                 [1]
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and
Total Assets of Less Than $100 Million -- FFIEC 034
                                  (870331)
                                  --------
                                 (NCR) 99991
Report at the close of business March 31, 1997

This report is required by law; 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)181 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

1. Kevin Wallace
  --------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Kevin Wallace
----------------------------------------------------------
Signature of Officer Authorized to Sign Report

4/28/97
----------------------------------------------------------
Date of Signature

The Reports of Condition and income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instruction issued by the appropriate Federal regulatory authority and is true and correct.

[SIGNATURE APPEARS HERE]
----------------------------------------------------------
Director (Trustee)

[SIGNATURE APPEARS HERE]
----------------------------------------------------------
Director (Trustee)

[SIGNATURE APPEARS HERE]
----------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
--------------------------------------------------------------------------------

FDIC Certificate Number 26474
                        -----
                      (NCR 9080)

Banks should affix the address label in this space.
State Street Bank and Trust Company of
California, N.A.
------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Los Angeles
------------------------------------------------------
City (TEXT 9130)

California                   90017
------------------------------------------------------
State Abbrev. (TEXT 9200)    ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:  STATE STREET BANK AND    Call Date:  3/31/97 ST-BK:
                      TRUST COMPANY OF         06-0302 FFIEC 034
                      CALIFORNIA, N.A.                               Page RC-1

Address:              725 SOUTH FIGUEROA STREET, SUITE 3100

City, State   Zip:    LOS ANGELES, CA   90017
FDIC Certificate No.: /2/6/4/7/4

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                                                                       --------
                                                                                                                         C100
                                                                                                               ----------------
                                                                                 Dollar Amounts in Thousands    RCON  Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                         ///////////////
 1.  Cash and balances due from depository institutions:                                                       ///////////////
     a. Noninterest-bearing balances and currency and coin (1), (2) .........................................  0081      5,079  1.a.
     b. Interest-bearing balances (3) .......................................................................  0071          0  1.b.
 2.  Securities:                                                                                               ///////////////
     a. Held-to-maturity securities (from Schedule RC-B, column A)...........................................  1754          0  2.a.
     b. Available-for-sale securities (from Schedule RC-B, column D).........................................  1773         38  2.b.
 3.  Federal funds sold (4) and securities purchased under agreements to resell..............................  1350          0  3.
 4.  Loans and lease financing receivables:                                               -------------------  ///////////////
     a. Loans and leases, net of unearned income (from Schedule RC-C)..................... RCON 2122        0  ///////////////  4.a.
     b. LESS: Allowance for loan and lease losses......................................... RCON 3123        0  ///////////////  4.b.
     c. LESS: Allocated transfer risk reserve............................................. RCON 3128        0  ///////////////  4.c.
     d. Loans and leases, net of unearned income, allowance, and reserve (item 4.a        -------------------  ///////////////
        minus 4.b and 4.c)...................................................................................  2125          0  4.d.
 5.  Trading assets..........................................................................................  3545          0  5.
 6.  Premises and fixed assets (including capitalized leases)................................................  2145        392  6.
 7.  Other real estate owned (from Schedule RC-M)............................................................  2150          0  7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)................  2130          0  8.
 9.  Customers' liability to this bank on acceptances outstanding............................................  2155          0  9.
10.  Intangible assets (from Schedule RC-M)..................................................................  2143          0 10.
11.  Other assets (from Schedule RC-F).......................................................................  2160        626 11.
12.  a. Total assets (sum of items 1 through 11).............................................................  2170      6,135 12.a.
     b. Losses deferred pursuant to 12 U.S.C. 1823 (j).......................................................  0306          0 12.b.
     c. Total assets and losses deferred pursuant to 12 U.S.C. 1823 (j) (sum of items 12.a and 12.b).........  0307      6,135 12.c.
                                                                                                               ----------------

--------------------
(1) Includes cash items in process of collection and unposted debits.

(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.

(3) Includes time certificates of deposit not held for trading.

(4) Report "term federal funds sold" in Schedule RC item 4.a, "Loans and leases, net of unearned income," and in Schedule RC-C, part I.

Legal Title of Bank:   STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.    Call Date: 3/31/97  ST-BK, 06-0302  FFIRC 034
Address:               725 SOUTH FIGUEROA STREET, SUITE 3100                                                          Page RC-2
City, State   Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.:  /2/6/4/7/4/
Schedule RC--Continued

                                                                                                       ----------------
                                                                           Dollar Amounts in Thousands  RCON  Mil Thou
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                             ///////////////
13. Deposits:                                                                                           ///////////////
    a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E .....................  2200          0 13.a.
        (1) Noninterest-bearing(1) ..............................................    RCON 6631       0  /////////////// 13.a.(1)
        (2) Interest-bearing ....................................................    RCON 6636       0  /////////////// 13.a.(2)
    b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs ................................  ///////////////
        (1) Noninterest-bearing ......................................................................  ///////////////
        (2) Interest-bearing .........................................................................  ///////////////
14. Federal funds purchased(2) and securities sold under agreements to repurchase ....................  2800          0 14.
15. a.  Demand notes issued to the U.S. Treasury .....................................................  2840          0 15.a.
    b.  Trading liabilities ..........................................................................  3548          0 15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases): ..  ///////////////
    a.  With a remaining maturity of one year or less ................................................  2332          0 16.a.
    b.  With a remaining maturity of more than one year ..............................................  2333          0 16.b.
17. Not applicable                                                                                      ///////////////
18. Bank's liability on acceptances executed and outstanding .........................................  2920          0 18.
19. Subordinated notes and debentures(3) .............................................................  3200          0 19.
20. Other liabilities (from Schedule RC-G) ...........................................................  2930      3,239 20.
21. Total liabilities (sum of items 13 through 20) ...................................................  2948      3,239 21.
22. Not applicable                                                                                      ///////////////
EQUITY CAPITAL                                                                                          ///////////////
23. Perpetual preferred stock and related surplus ....................................................  3838          0 23.
24. Common stock .....................................................................................  3230        500 24.
25. Surplus (exclude all surplus related to preferred stock) .........................................  3839        750 25.
26. a.  Undivided profits and capital reserves .......................................................  3632      1,646 26.a.
    b.  Net unrealized holding gains (losses) on available-for-sale securities .......................  8434          0 26.b.
27. Cumulative foreign currency translation adjustments ..............................................  ///////////////
28. a.  Total equity capital (sum of items 23 through 27) ............................................  3210      2,896 28.a.
    b.  Losses deferred pursuant to 12 U.S.C. 1823 (j) ...............................................  0306          0 28.b.
    c.  Total equity capital and losses deferred pursuant to 12 U.S.C. 1823 (j) (sum of items 28.a      ///////////////
        and 28.b) ....................................................................................  3559      2,896 28.c.
29. Total liabilities, limited-life preferred stock, equity capital, and losses deferred pursuant to    ///////////////
    12 U.S.C. 1823(j) (sum of items 21 and 28.c) .....................................................  2267      6,135 29.
                                                                                                       ----------------
Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the most
    comprehensive level of auditing work performed for the bank by independent external auditors                 Number
    as of any date during 1996 .......................................................................  RCON 6724    2  M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
---------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report "term federal funds purchased" in Schedule RC, item 16, "Other borrowed money."
(3) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:   STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.    Call Date: 3/31/97  ST-BK, 06-0302  FFIEC 034
Address:               725 SOUTH FIGUEROA STREET, SUITE 3100                                                          Page RC-3
City, State   Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.:  /2/6/4/7/4/
                       -----------

Schedule RC-B--Securities

Exclude Assets held for trading.

                                                                                                                   ------
                                                                                                                     C110
                                                           --------------------------------------------------------------
                                                                 Held-to maturity               Available-for-sale
                                                           --------------------------------------------------------------
                                                             (Column A)      (Column B)      (Column C)      (Column D)
                                                           Amortized Cost    Fair Value    Amortized Cost  Fair Value (1)
                                                           --------------  --------------  --------------  --------------
                             Dollar Amounts in Thousands    RCON Mil Thou  RCON Mil Thou    RCON Mil Thou   RCON Mil Thou
--------------------------------------------------------   --------------  --------------  --------------  --------------
1. U.S. Treasury securities.............................   0211         0  0213         0  1286         0  1287         0  1.
2. U.S. Government agency obligations                      //////////////  //////////////  //////////////  //////////////
   (exclude mortgage-backed securities):                   //////////////  //////////////  //////////////  //////////////
   a. Issued by U.S. Government agencies(2).............   1289         0  1290         0  1291         0  1293         0  2.a.
   b. Issued by U.S. Government-sponsored                  //////////////  //////////////  //////////////  //////////////
      agencies (3)......................................   1294         0  1295         0  1297         0  1298         0  2.b.
3. Securities issued by states and political               //////////////  //////////////  //////////////  //////////////
   subdivisions in the U.S.:                               //////////////  //////////////  //////////////  //////////////
   a. General obligations...............................   1676         0  1677         0  1678         0  1679         0  3.a
   b. Revenue obligations...............................   1681         0  1686         0  1690         0  1691         0  3.b.
   c. Industrial development and similar obligations....   1694         0  1695         0  1696         0  1697         0  3.c.
4. Mortgage-backed securities (MBS):                       //////////////  //////////////  //////////////  //////////////
   a. Pass-through securities:                             //////////////  //////////////  //////////////  //////////////
      (1) Guaranteed by GNMA............................   1698         0  1699         0  1701         0  1702         0  4.a.(1)
      (2) Issued by FNMA and FHLMC......................   1703         0  1705         0  1706         0  1707         0  4.a.(2)
      (3) Other pass-through securities.................   1709         0  1710         0  1711         0  1713         0  4.a.(3)
   b. Other mortgage-backed securities (include            //////////////  //////////////  //////////////  //////////////
      CMOs, REMICs, and stripped MBS):                     //////////////  //////////////  //////////////  //////////////
      (1) Issued or guaranteed by FNMA,                    //////////////  //////////////  //////////////  //////////////
          FHLMC, or GNMA................................   1714         0  1715         0  1716         0  1717         0  4.b.(1)
      (2) Collateralized by MBS issued or guaranteed       //////////////  //////////////  //////////////  //////////////
          by FNMA, PHLMC, or GNMA.......................   1718         0  1719         0  1731         0  1732         0  4.B.(2)
      (3) All other mortgage-backed securities..........   1733         0  1734         0  1735         0  1736         0  4.b.(3)
5. Other debt securities................................   1774         0  1775         0  1776         0  1777         0  5.
6. Equity securities:                                      //////////////  //////////////  //////////////  //////////////
   a. Investments in mutual funds and                      //////////////  //////////////  //////////////  //////////////
      other equity securities with readily                 //////////////  //////////////  //////////////  //////////////
      determinable fair values..........................   //////////////  //////////////  A510         0  A511         0  6.a.
   b. All other equity securities (1) (includes Federal    //////////////  //////////////  //////////////  //////////////
      Reserve stock)....................................   //////////////  //////////////  1752        38  1753         38 6.b.
7. Total (sum of items 1 through 6) (total of              //////////////  //////////////  //////////////  //////////////
   column A must equal Schedule RC, item 2.a)              //////////////  //////////////  //////////////  //////////////
   (total of column D must equal Schedule RC,              //////////////  //////////////  //////////////  //////////////
   item 2.b)............................................   1754         0  1771         0  1772        38  1773        38  7.
                                                           --------------  --------------  --------------  --------------

-------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State Zip:      LOS ANGELES, CA 90017
FDIC Certificate No.: /2/6/4/7/4/
                      -----------

Call Date  3/31/97 ST-BK: 06-0302 FFIEC 034
                                 Page RC-4


Schedule RC-B--Continued

                                                                                                                ----------
                                                                                                                |  C112  |
Memoranda                                                                     Dollar Amount in Thousands |RCON  Mil  Thou|
-------------------------------------------------------------------------------------------------------------------------
1. Pledged securities(1)................................................................................ | 0416         0|M.1.
2. Maturity and repricing data for debt securities (1), (2), (3) (excluding those in nonaccrual status): | //////////////|
   a. Fixed rate debt securities with a remaining maturity of:                                           | //////////////|
      (1) Three months or less.......................................................................... | 0304         0|M.2.a.(1)
      (2) Over three months through 12 months........................................................... | 0344         0|M.2.a.(2)
      (3) Over one year through five years.............................................................. | 0345         0|M.2.a.(3)
      (4) Over five years............................................................................... | 0346         0|M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4))............ | 0347         0|M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                       | //////////////|
      (1) Quarterly or more frequently.................................................................. | 4544         0|M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly............................... | 4545         0|M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually........................ | 4551         0|M.2.b.(3)
      (4) Less frequently than every five years......................................................... | 4552         0|M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4))......... | 4553         0|M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a. (5) and 2.b.(5)) (must equal total ........... | //////////////|
      debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus               | //////////////|
      nonaccrual debt securities included in Schedule RC-N, item 6, column C)........................... | 0393         0|M.2.c.
3.-5. Not applicable                                                                                     | //////////////|
6. Floating rate debt securities with a remaining maturity of one year or less (1), (3) (included in     | //////////////|
   Memorandum items 2.b. (1) through 2.b.(4) above)..................................................... | 5519         0|M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or            | //////////////|
   trading securities during the calendar year-to-date (report the amortized cost at date of sale        | //////////////|
   or transfer)......................................................................................... | 1778         0|M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale                | //////////////|
   accounts in Schedule RC-B, item 4.b):                                                                 | //////////////|
   a. Amortized cost.................................................................................... | 8780         0|M.8.a.
   b. Fair value........................................................................................ | 8781         0|M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in                 | //////////////|
   Schedule RC-B, items 2, 3, and 5):                                                                    | //////////////|
   a. Amortized cost.................................................................................... | 8782         0|M.9.a.
   b. Fair value........................................................................................ | 8783         0|M.9.b.
                                                                                                         -----------------

-----------------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State   Zip:    LOS ANGELES, CA  90017
FDIC Certificate No.: |2|6|4|7|4|
                      -----------

Call Date:  3/31/97  ST-BK: 06-0302   FFIEC 034
                                      Page RC-5

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowances for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                             -----------
                                                                                                             |  C115   |
                                                                                                     -------- ----------
                                                                         Dollar Amounts in Thousands | RCON  Mil  Thou |
----------------------------------------------------------------------------------------------------- -----------------
1.   Loans secured by real estate:                                                                    | /////////////// |
     a. Construction and land development ........................................................... | 1415          0 | 1.a
     b. Secured by farmland (including farm residential and other improvements) ..................... | 1420          0 | 1.b.
     c. Secured by 1-4 family residential properties:                                                 | /////////////// |
        (1) Revolving, open-end loans secured by 1-4 family residential properties and extended       | /////////////// |
            under lines of credit ................................................................... | 1797          0 | 1.c.(1)
        (2) All other loans secured by 1-4 family residential properties:                             | /////////////// |
            (a) Secured by first liens .............................................................. | 5367          0 | 1.c.(2)(a)
            (b) Secured by junior liens ............................................................. | 5368          0 | 1.c.(2)(b)
     d. Secured by multifamily (5 or more) residential properties ................................... | 1460          0 | 1.d.
     e. Secured by nonfarm nonresidential properties ................................................ | 1480          0 | 1.e.
 2.  Loans to depository institutions ............................................................... | 1489          0 | 2.
 3.  Loans to finance agriculture production and other loans to farmers ............................. | 1590          0 | 3.
 4.  Commercial and industrial loans ................................................................ | 1766          0 | 4.
 5.  Acceptances of other banks ..................................................................... | 1755          0 | 5.
 6.  Loans to individuals for household, family, and other personal expenditures (i.e., consumer      | /////////////// |
     loans) (includes purchased paper):                                                               | /////////////// |
     a. Credit cards and related plans (includes check credit and other revolving credit plans) ..... | 2008          0 | 6.a.
     b. Other (includes single payment, installment, and all student loans) ......................... | 2011          0 | 6.b.
 7.  Obligations (other than securities and leases) of states and political subdivisions in the U.S.  | /////////////// |
     (includes nonrated industrial development obligations) ......................................... | 2107          0 | 7.
 8.  All other loans (exclude consumer loans) ....................................................... | 2080          0 | 8.
 9.  Lease financing receivables (net of unearned income) ........................................... | 2165          0 | 9.
10.  LESS: Any unearned income on loans reflected in items 1-8 above ................................ | 2123          0 |10.
11.  Total loans and leases, net of unearned income (sum of items 1 through 9 minus item 10) (must    | /////////////// |
     equal Schedule RC, item 4.a) ................................................................... | 2122          0 |11.
                                                                                                     -------------------

Legal Title of Bank:   STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.    Call Date: 3/31/97  ST-BK: 06-0302  FFIEC 034
Address:               725 SOUTH FIGUEROA STREET, SUITE 3100                                                          Page RC-6
City, State   Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.:  |2|6|4|7|4|

Schedule RC-C--Continued

Part I. Continued

Memoranda
                                                                                                        --------------
                                                                            Dollar Amounts in Thousands RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Loans (1) and leases restructured and in compliance with modified terms (included in                //////////////
    Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N.           //////////////
    Memorandum item 1):                                                                                 //////////////
    a.  Real estate loans.............................................................................  1617         0  M.1.a.
    b.  All other loans and all lease financing receivables (exclude loans to individuals for           //////////////
        household, family, and other personal expenditures)...........................................  8691         0  M.1.b.
2.  Maturity and repricing data for loans and leases (2) (excluding those in nonaccrual status):        //////////////
    a.  Fixed rate loans and leases with a remaining maturity of:                                       //////////////
        (1) Three months or less......................................................................  0348         0  M.2.a. (1)
        (2) Over three months through 12 months.......................................................  0349         0  M.2.a. (2)
        (3) Over one year through five years..........................................................  0356         0  M.2.a. (3)
        (4) Over five years...........................................................................  0357         0  M.2.a. (4)
        (5) Total fixed rate loans and leases (sum of Memorandum items 2.a.(1) through 2.a.(4)).......  0358         0  M.2.a. (5)
    b.  Floating rate loans with a repricing frequency of:                                              //////////////
        (1) Quarterly or more frequently..............................................................  4554         0  M.2.b. (1)
        (2) Annually or more frequently, but less frequently than quarterly...........................  4555         0  M.2.b. (2)
        (3) Every five years or more frequently, but less frequently than annually....................  4561         0  M.2.b. (3)
        (4) Less frequently than every five years.....................................................  4564         0  M.2.b. (4)
        (5) Total floating rate loans (sum of Memorandum items 2.b.(1) through 2.b.(4))...............  4567         0  M.2.b. (5)
    c.  Total loans and leases (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal                //////////////
        the sum of total loans and leases, net, from Schedule RC-C, part I, item 11,                    //////////////
        plus unearned income from Schedule RC-C, part I, item 10, minus total nonaccrual loans          //////////////
        and leases from Schedule RC-N, sum of items 1 through 5, column C)............................  1479         0  M.2.c.
    d.  Floating rate loans with a remaining maturity of one year or less (included in                  //////////////
        Memorandum items 2.b.(1) through 2.b.(4) above)...............................................  2246         0  M.2.d.
3.  Reserved                                                                                            //////////////
4.  Loans to finance commercial real estate, construction, and land development activities              //////////////
     (not secured by real estate) included in Schedule RC-C, part I, items 4 and 8, page RC-5 (3).....  2746         0  M.4.
5.  Loans and leases held for sale (included in Schedule RC-C, part I, above).........................  5369         0  M.5.
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties        //////////////
    (included in Schedule RC-C, part I, item 1.c. (2)(a), page RC-5...................................  5370         0  M.6.
                                                                                                        ---------------
-----------------------

(1) See instructions for loan classifications used in Memorandum item 1.
(2) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(3) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.c.

Legal Title of Bank:   STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.    Call Date: 3/31/97  ST-BK, 06-0302  FFIEC 034
Address:               725 SOUTH FIGUEROA STREET, SUITE 3100                                                          Page RC-7
City, State   Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.:  |2|6|4|7|4|
                       -----------

Schedule RC-E--Deposit Liabilities

                                                                                                   ------
                                                                                                    C125
                                                           ----------------------------------------------
                                                                                           Nontransaction
                                                                Transaction Accounts          Accounts
                                                           ------------------------------  --------------
                                                             (Column A)      (Column B)      (Column C)
                                                               Total        Memo: Total        Total
                                                            transaction        demand      nontransaction
                                                              accounts        deposits        accounts
                                                             (including     (included in     (including
                                                            total demand      column A)        MMDAs)
                                                              deposits
                                                           --------------  --------------  --------------
                             Dollar Amounts in Thousands    RCON Mil Thou  RCON Mil Thou    RCON Mil Thou
--------------------------------------------------------   --------------  --------------  --------------
Deposits of:                                               //////////////  //////////////  //////////////
1. Individuals, partnerships, and corporations..........   2201         0  2240         0  2346         0 1.
2. U.S. Government .....................................   2202         0  2280         0  2520         0 2.
3. States and political subdivisions in the U.S.........   2203         0  2290         0  2530         0 3.
4. Commercial banks in the U.S. (including U. S.........   //////////////  //////////////  //////////////
   branches and agencies of foreign banks)..............   2206         0  2310         0  2550         0 4.
5. Other depository institutions in the U.S.............   2207         0  2312         0  2349         0 5.
6. Certified and official checks .......................   2330         0  2330         0  ////////////// 6.
7. Banks in foreign countries, foreign governments, and    //////////////  //////////////  //////////////
   foreign official institutions........................   2184         0  2185         0  2186         0 7.
8. Total (sum of items 1 through 7) (sum of columns A      //////////////  //////////////  //////////////
   and C must equal Schedule RC, item 13.a).............   2215         0  2210         0  2385         0 8.
                                                           --------------  --------------  --------------
Memoranda
                                                                                           --------------
                                                              Dollar Amounts in Thousands   RCON Mil Thou
-----------------------------------------------------------------------------------------  --------------
1. Selected components of total deposits (i.e., sum of item 6, columns A and C):           //////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts................  6835         0 M.1.a.
   b. Total brokered deposits............................................................  2365         0 M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):             //////////////
      (1) Issued in denominations of less than $100,000..................................  2343         0 M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than      //////////////
          $100,000 and participated out by the broker in shares of $100,000 or less......  2344         0 M.1.c.(2)
   d. Maturity data for brokered deposits:                                                 //////////////
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining //////////////
          maturity of one year or less (included in Memorandum item 1.c.(1) above)........ A243         0 M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining   //////////////
          maturity of one year or less (included in Memorandum item 1.b above)............ A244         0 M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the   //////////////
      U.S. reported in item 3 above which are secured or collateralized as required under  //////////////
      state law).........................................................................  5590         0 M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d    //////////////
   must equal item 8, column C. above):                                                    //////////////
   a. Savings deposits:                                                                    //////////////
      (1) Money market deposit accounts (MMDAs)..........................................  6810         0 M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)........................................  0352         0 M.2.a.(2)
   b. Total time deposits of less than $100,000..........................................  6649         0 M.2.b.
   c. Total time deposits of $100,000 or more............................................  2604         0 M.2.c.
3. All NOW accounts (included in column A above).........................................  2398         0 M.3.
                                                                                           --------------
4. Not applicable

Legal Title of Bank:   STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.    Call Date: 3/31/97  ST-BK: 06-0302  FFIEC 034
Address:               725 SOUTH FIGUEROA STREET, SUITE 3100                                                          Page RC-9
City, State   Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.:  |2|6|4|7|4|
                       -----------

Schedule RC-E--Continued

Memoranda (Continued)

                                                                                                         -------------
                                                                            Dollar Amounts in Thousands  RCON Mil Thou
----------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum                 ////////////
   items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)                                ////////////
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:                        ////////////
      (1) Three months or less ........................................................................   A225       0     M.5.a.(1)
      (2) Over three months through 12 months .........................................................   A226       0     M.5.a.(2)
      (3) Over one year ...............................................................................   A227       0     M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:                    ////////////
      (1) Quarterly or more frequently ................................................................   A228       0     M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly .............................   A229       0     M.5.b.(2)
      (3) Less frequently than annually ...............................................................   A230       0     M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of                      ////////////
      one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above) ...................   A231       0     M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates             ////////////
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)                     ////////////
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal Memorandum item 2.c. above):(1)            ////////////
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                          ////////////
      (1) Three months or less ........................................................................   A232       0     M.6.a.(1)
      (2) Over three months through 12 months .........................................................   A233       0     M.6.a.(2)
      (3) Over one year through five years ............................................................   A234       0     M.6.a.(3)
      (4) Over five years .............................................................................   A235       0     M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:                      ////////////
      (1) Quarterly or more frequently ................................................................   A236       0     M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly .............................   A237       0     M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ......................   A238       0     M.6.b.(3)
      (4) Less frequently than every five years .......................................................   A239       0     M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of one year               ////////////
      or less (included in Memorandum items 6.b.(1) through 6.b.(4) above) ............................   A240       0     M.6.c.
                                                                                                          ------------

-------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                Call Date:  3/31/97   ST-BK:  06-0302  FFIEC 034
                                                                       Page RC-9

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State  Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.: 2 6 4 7 4
                      ---------

SCHEDULE RC-F--OTHER ASSETS

                                                                                                                  --------
                                                                                                                    C130
                                                                                                          ----------------
                                                                           Dollar Amounts in Thousands    RCON   Mil  Thou
------------------------------------------------------------------------------------------------------    ----------------
1.  Income earned, not collected on loans(1)...........................................................   2164          0   1.
2.  Net deferred tax assets(2).........................................................................   2148          0   2.
3.  Interest-only strips receivable (not in the form of a security)(3) on:                                ///////////////
    a.  Mortgage Loans.................................................................................   A519          0   3.a.
    b.  Other financial assets.........................................................................   A520          0   3.b.
4.  Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item).............   2168        626   4.
        ---------                                                                   ----------  -------
    a.  TEXT 3549   ACCOUNTS RECEIVABLE                                             RCON 3549       351   ///////////////   4.a.
        --------------------------------------------------------------------------
    b.  TEXT 3550                                                                   RCON 3550             ///////////////   4.b.
        --------------------------------------------------------------------------
    c.  TEXT 3551                                                                   RCON 3551             ///////////////   4.c.
        --------------------------------------------------------------------------------------  -------
Total (sum of items 1 through 4) (must equal Schedule RC, item 11).....................................   2160        626   5.
                                                                                                          ---------------

                                                                                                          ----------------
Memorandum                                                                 Dollar Amounts in Thousands    RCON   Mil  Thou
------------------------------------------------------------------------------------------------------    ----------------
1.  Deferred tax assets disallowed for regulatory capital purposes......................................  5610          0   M.1.
                                                                                                          ---------------


SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                                  --------
                                                                                                                    C135
                                                                                                          ----------------
                                                                           Dollar Amounts in Thousands    RCON   Mil  Thou
------------------------------------------------------------------------------------------------------    ----------------
1.  a.  Interest accrued and unpaid on deposits(4).....................................................   3645          0   1.a.
    b.  Other expenses accrued and unpaid (includes accrued income taxes payable)......................   3646      1,364   1.b.
2.  Net deferred tax liabilities(2)....................................................................   3049          0   2.
3.  Minority interest in consolidated subsidiaries.....................................................   3000          0   3.
4.  Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item).............   2938      1,875   4.
        ---------                                                                   ----------  -------
    a.  TEXT 3552   CORPORATE TRUST LIABILITY                                       RCON 3552     1,015   ///////////////   4.a.
        --------------------------------------------------------------------------
    b.  TEXT 3553                                                                   RCON 3553             ///////////////   4.b.
        --------------------------------------------------------------------------
    c.  TEXT 3554                                                                   RCON 3554             ///////////////   4.c.
        --------------------------------------------------------------------------------------  -------
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20).................................   2930      3,235   5.
                                                                                                          ---------------

---------------------
(1)  Report income earned, not collected on securities (and on other assets) in item 4 of Schedule RC-F.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b., or as trading assets in Schedule RC, item 5, as appropriate.
(4)  For savings banks, include "dividends" accrued and unpaid on deposits.

                                Call Date:  3/31/97   ST-BK:  06-0302  FFIEC 034
                                                                      Page RC-10
Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State  Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.: 2 6 4 7 4
                      ---------

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                                  --------
                                                                                                                    C155
                                                                                                          ----------------
                                                                           Dollar Amounts in Thousands    RCON   Mil  Thou
------------------------------------------------------------------------------------------------------    ----------------
ASSETS                                                                                                    ///////////////
1.  Interest-bearing balances due from depository institutions.........................................   3381          0   1.
2.  a.  U.S. Treasury securities, U.S. Government agency and corporation obligations, and other           ///////////////
        debt securities(4) (excluding securities issued by states and political subdivisions in           ///////////////
        the U.S.)......................................................................................   3649          0   2.a.
    b.  Equity securities(5) (includes investments in mutual funds and Federal Reserve stock)..........   3648         38   2.b.
3.  Securities issued by states and political subdivisions in the U.S.(4)..............................   3383          0   3.
4.  Federal funds sold and securities purchased under agreements to resell.............................   3365          0   4.
5.  Loans(2),(3):                                                                                         ///////////////
    a.  Total loans, net of unearned income (to be completed only by those banks with less than           ///////////////
        $25 million in total assets)...................................................................   3360          0   5.a.
    THE FOLLOWING FOUR ITEMS ARE TO BE COMPLETED ONLY BY THOSE BANKS WITH $25 MILLION OR MORE IN          ///////////////
    TOTAL ASSETS.                                                                                         ///////////////
    b.  Real estate loans..............................................................................   3286        N/A   5.b.
    c.  Installment loans..............................................................................   3287        N/A   5.c.
    d.  Credit cards and related plans.................................................................   3288        N/A   5.d.
    e.  Commercial (time and demand) and all other loans...............................................   3289        N/A   5.e.
6.  Lease financing receivables (net of unearned income)...............................................   3484          0   6.
7.  Total assets(6)....................................................................................   3368      7,573   7.
LIABILITIES                                                                                               ///////////////
8.  Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and                  ///////////////
    preauthorized transfer accounts) (exclude demand deposits).........................................   3485          0   8.
9.  Nontransaction accounts:                                                                              ///////////////
    a.  Money market deposit accounts (MMDAs)..........................................................   3486          0   9.a.
    b.  Other savings deposits.........................................................................   3487          0   9.b.
    c.  Time deposits of $100,000 or more..............................................................   A514          0   9.c.
    d.  Time deposits of less than $100,000............................................................   A529          0   9.d.
10. Federal funds purchased and securities sold under agreements to repurchase.........................   3353          0  10.
                                                                                                          ---------------


Memorandum
                                                                                                          -----------------
                                                                           Dollar Amounts in Thousands    RCON    Mil  Thou
------------------------------------------------------------------------------------------------------    -----------------
1.  To be completed by banks with $25 million or more in total assets and with loans to finance           ///////////////
    agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding          ///////////////
    five percent of total loans.(3)                                                                       ///////////////
    Agricultural loans included in items 5.b through 5.e above.........................................   3379        N/A   M.1.
                                                                                                          ---------------

------------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter). In addition, averages of four month-end figures (the last day of the preceding quarter and of each month of the currently-reported quarter) are allowed for items 2, 3, 5.a through 5.e, 6, 7, and Memorandum item 1.
(2)  See instructions for loan classifications used in this schedule.
(3) The $25 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the JUNE 30, 1995 Report of Condition.
(4) Quarterly averages for all debt securities should be based on amortized cost.
(5) Quarterly averages for all equity securities should be based on historical cost.
(6) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                               Call Date:   3/31/97   ST-BK:  06-0302  FFIEC 034
                                                                      Page RC-11

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State  Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.: 2 6 4 7 4
                      ---------

SCHEDULE RC-L -- OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indications and not necessarily as measures of risk.

                                                                                                                   --------
                                                                                                                     C160
                                                                                                           ----------------
                                                                            Dollar Amounts in Thousands    RCON   Mil  Thou
-------------------------------------------------------------------------------------------------------    ----------------
1.  Unused commitments:                                                                                    ///////////////
    a.  Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity          ///////////////
        lines..........................................................................................    3814          0   1.a.
    b.  Credit card lines..............................................................................    3815          0   1.b.
    c.  Commercial real estate, construction, and land development:                                        ///////////////
        (1) Commitments to fund loans secured by real estate...........................................    3816          0   1.c.(1)

        (2) Commitments to fund loans not secured by real estate.......................................    6550          0   1.c.(2)

    d.  Securities underwriting........................................................................    3817          0   1.d.
    e.  Other unused commitments.......................................................................    3818          0   1.e.
2.  Financial standby letters of credit(1).............................................................    3819          0   2.
                                                                                    ------------  -----
    a.  Amount of financial standby letters of credit conveyed to others ...........RCON 3820         0    ///////////////   2.a.
                                                                                    ------------  -----
3.  Performance standby letters of credit(1)...........................................................    3821          0   3.
                                                                                    ------------  -----
    a.  Amount of performance standby letters of credit conveyed to others .........RCON 3822         0    ///////////////   3.a.
                                                                                    ------------  -----
4.  Commercial and similar letters of credit(1)........................................................    3411          0   4.
5.  Not applicable                                                                                         ///////////////
6.  Participations in acceptance (as described in the instructions) acquired by the reporting              ///////////////
    (nonaccepting) bank................................................................................    3429          0   6.
7.  Securities borrowed................................................................................    3432          0   7.
8.  Securities lent (including customers' securities lent where the customer is indemnified against        ///////////////
    loss by the reporting bank)........................................................................    3433          0   8.
9.  Financial assets transferred with recourse that have been treated as sold for Call Report              ///////////////
    purposes:                                                                                              ///////////////
    a.  First line 1-to-4 family residential mortgage loans:                                               ///////////////
        (1) Outstanding principal balance of mortgages transferred as of the report date...............    A521          0   9.a.(1)

        (2) Amount of recourse exposure on these mortgages as of the report date.......................    A522          0   9.a.(2)

    b.  Other financial assets (excluding small business obligations reported in item 9.c.)                ///////////////
        (1) Outstanding principal balance of mortgages transferred as of the report date...............    A523          0   9.b.(1)

        (2) Amount of recourse exposure on these mortgages as of the report date.......................    A524          0   9.b.(2)

    c.  Small business obligations transferred with recourse under Section 208 of the Reigle               ///////////////
        Community Development and Regulatory Improvement Act of 1994:                                      ///////////////
        (1) Outstanding principal balance of small business obligations transferred as of                  ///////////////
            the report date............................................................................    A249          0   9.c.(1)

        (2) Amount of retained recourse on these obligations as of the report date.....................    A250          0   9.c.(2)

10. Notional amount of credit derivatives:                                                                 ///////////////
    a.  Credit derivatives on which the reporting bank is the guarantor................................    A534          0   10.a.
    b.  Credit derivatives on which the reporting bank is the beneficiary..............................    A535          0   10.b.
11. Spot foreign exchange contracts....................................................................    8765          0   11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivations) (itemize and           ///////////////
    describe each component of this item over 25% of Schedule RC, item 28.a, "Total equity capital")...    3430          0   12.

       ---------                                                                    ------------  -----
    a. TEXT 3555                                                                    RCON 3555              ///////////////   12.a.
       ---------------------------------------------------------------------------
    b. TEXT 3556                                                                    RCON 3556              ///////////////   12.b.
       ---------------------------------------------------------------------------
    c. TEXT 3557                                                                    RCON 3557              ///////////////   12.c.
       ---------------------------------------------------------------------------
    d. TEXT 3558                                                                    RCON 3558              ///////////////   12.d.
       -----------------------------------------------------------------------------------------  -----    ---------------

-----------------
(1) Do not report letters of credit as "contra" items in "Other assets" (Schedule RC-F) and "Other liabilities" (Schedule RC-G).

                               Call Date: 12/31/97    ST-BK: 06-0302  FFIEC 034
                                                                     Page RC-12

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State Zip:      LOS ANGELES, CA 90017
FDIC Certificate No.: 2 6 4 7 4
                      ---------

SCHEDULE RC-L--CONTINUED

                                                                                                          ----------------
                                                                           Dollar Amounts in Thousands    RCON   Mil  Thou
------------------------------------------------------------------------------------------------------    ----------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe      ///////////////
    each component of this item over 25% of Schedule RC, item 28.a, "Total equity capital")............   5591          0   13.

         ---------                                                                  ------------  -----
     a.  TEXT 5592                                                                  RCON 5592             ///////////////   13.a.
         ------------------------------------------------------------------------
     b.  TEXT 5593                                                                  RCON 5593             ///////////////   13.b.
         ------------------------------------------------------------------------
     c.  TEXT 5594                                                                  RCON 5594             ///////////////   13.c.
         ------------------------------------------------------------------------
     d.  TEXT 5595                                                                  RCON 5595             ///////////////   13.d.
         ---------------------------------------------------------------------------------------  -----   ---------------
                                                                                                                 --------
                                                                                                                   C161
                                                    ---------------------------------------------------------------------
                                                       (Column A)       (Column B)        (Column C)        (Column D)
                                                        Interest          Foreign           Equity           Commodity
                     Dollar Amounts in Thousands          Rate           Exchange         Derivative         and Other
------------------------------------------------        Contracts        Contracts         Contracts         Contracts
        Off-balance Sheet Derivatives               ---------------   ---------------   ---------------   ---------------
            Position Indicators                     RCON  Mil  Thou   RCON  Mil  Thou   RCON  Mil  Thou   RCON  Mil  Thou
------------------------------------------------    ---------------   ---------------   ---------------   ---------------
14.  Gross amounts (e.g., notional amounts)         ///////////////   ///////////////   ///////////////   ///////////////
     (for each column, sum of items 14.a            ///////////////   ///////////////   ///////////////   ///////////////
     through 14.e must equal sum of                 ///////////////   ///////////////   ///////////////   ///////////////
     items 15, 16.a, and 16.b):                     ///////////////   ///////////////   ///////////////   ///////////////
     a.  Futures contracts ......................   8693          0   8694          0   8695          0   8696          0   14.a.
     b.  Forward contracts ......................   8697          0   8698          0   8699          0   8700          0   14.b.
     c.  Exchange-traded option contracts:          ///////////////   ///////////////   ///////////////   ///////////////
         (1) Written options ....................   8701          0   8702          0   8703          0   8704          0   14.c.(1)
         (2) Purchased options ..................   8705          0   8706          0   8707          0   8708          0   14.c.(2)
     d.  Over-the-counter option contracts:         ///////////////   ///////////////   ///////////////   ///////////////
         (1) Written options ....................   8709          0   8710          0   8711          0   8712          0   14.d.(1)
         (2) Purchased options ..................   8713          0   8714          0   8715          0   8716          0   14.d.(2)
     e.  Swaps ..................................   3450          0   3826          0   8719          0   8720          0   14.e.
15.  Total gross notional amount of                 ///////////////   ///////////////   ///////////////   ///////////////
     derivative contracts held for trading.......   A126          0   A127          0   8723          0   8724          0   15.
16.  Total gross notional amount of                 ///////////////   ///////////////   ///////////////   ///////////////
     derivative contracts held for purposes         ///////////////   ///////////////   ///////////////   ///////////////
     other than trading:                            ///////////////   ///////////////   ///////////////   ///////////////
     a.  Contracts marked to market .............   8725          0   8726          0   8727          0   8728          0   16.a.
     b.  Contracts not marked to market .........   8729          0   8730          0   8731          0   8732          0   16.b.
                                                              -----------------------------------------------------------
 Memoranda
                                                                                                         ----------------
                                                                       Dollar Amounts in Thousands       RCON   Mil  Thou
-----------------------------------------------------------------------------------------------------    ----------------
1.-2.    Not applicable                                                                                  ////////////////
3.       Unused commitments with an original maturity exceeding one year that are reported in            ////////////////
         Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     ////////////////
         that are fee paid or otherwise legally binding) .............................................   3833           0   M.3.
                                                                                                         ----------------

                                Call Date:   3/31/97  ST-BK:  06-0302  FFIEC 034
                                                                      Page RC-13
Legal Title of Bank:    STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:                725 SOUTH FIGUEROA STREET, SUITE 3100
City, State   Zip:      LOS ANGELES, CA 90017
FDIC Certificate No:    2 6 4 7 4
                        ---------

SCHEDULE RC-M--MEMORANDA

                                                                                                               --------
                                                                                                                 C165
                                                                                                        ---------------
                                                                         Dollar Amounts in Thousands   RCON  Mil  Thou
----------------------------------------------------------------------------------------------------   ---------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal          ///////////////
   shareholders, and their related interests as of the report date:                                    ///////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal     ///////////////
      shareholders, and their related interests.....................................................   6164          0   1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of        ///////////////
      all extensions of credit by the reporting bank (including extensions of credit to related        ///////////////
      interests) equals or exceeds the lesser of $500,000 or 5 percent                         Number  ///////////////
                                                                                    ----------  -----
      of total capital as defined for this purpose in agency regulations.........   RCON 6165       0  ///////////////   1.b.
                                                                                    ----------  -----
2. Not applicable                                                                                      ///////////////
3. a. Noninterest-bearing balances due from commercial banks in the U.S. (included in the              ///////////////
      Schedule RC, item 1.a) (exclude balances due from Federal Reserve Banks and cash items           ///////////////
      in process of collection).....................................................................   0050      5,039   3.a.
   b. Currency and coin (included in Schedule RC, item 1.a).........................................   0080          0   3.b.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others          ///////////////
   (include both retained servicing and purchased servicing):                                          ///////////////
   a. Mortgages serviced under a GNMA contract......................................................   5500          0   4.a.
   b. Mortgages serviced under a FHLMC contract:                                                       ///////////////
      (1) Serviced with recourse to servicer........................................................   5501          0   4.b.(1)
      (2) Serviced without recourse to servicer.....................................................   5502          0   4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                        ///////////////
      (1) Serviced under a regular option contract..................................................   5503          0   4.c.(1)
      (2) Serviced under a special option contract..................................................   5504          0   4.c.(2)
   d. Mortgages serviced under other servicing contracts............................................   5505          0   4.d.
5. Not applicable                                                                                      ///////////////
6. Intangible assets:                                                                                  ///////////////
   a. Mortgage servicing rights.....................................................................   3164          0   6.a.
   b. Other identifiable intangible assets:                                                            ///////////////
      (1) Purchased credit card relationships.......................................................   5506          0   6.b.(1)
      (2) All other identifiable intangible assets..................................................   5507          0   6.b.(2)
   c. Goodwill......................................................................................   3163          0   6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)........................   2143          0   6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered        ///////////////
      or are otherwise qualifying for regulatory capital purposes...................................   6442          0   6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem          ///////////////
   the debt.........................................................................................   3295          0   7.
8. a. Other real estate owned:                                                                         ///////////////
      (1) Direct and indirect investments in real estate ventures...................................   5372          0   8.a.(1)
      (2) All other real estate owned:                                                                 ///////////////
          (a) Construction and land development.....................................................   5508          0   8.a.(2)(a)
          (b) Farmland..............................................................................   5509          0   8.a.(2)(b)
          (c) 1-4 family residential properties.....................................................   5510          0   8.a.(2)(c)
          (d) Multifamily (5 or more) residential properties........................................   5511          0   8.a.(2)(d)
          (e) Nonfarm nonresidential properties.....................................................   5512          0   8.a.(2)(e)
      (3) Total (sum of items 8.a.(1) and 8.a.(2) (must equal Schedule RC, item 7)..................   2150          0   8.a.(3)
   b. Investments in unconsolidated subsidiaries and associated companies:                             ///////////////
      (1) Direct and indirect investments in real estate ventures...................................   5374          0   8.b.(1)
      (2) All other investments in unconsolidated subsidiaries and associated companies.............   5375          0   8.b.(2)
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).................   2130          0   8.b.(3)
                                                                                                       ---------------

                               Call Date:  12/31/97   ST-BK:  06-0302  FFIEC 034
                                                                      Page RC-14

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State  Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.: 2 6 4 7 4
                      ---------

SCHEDULE RC-M--CONTINUED

                                                                                                          ---------------
                                                                           Dollar Amounts in Thousands    RCON  Mil  Thou
------------------------------------------------------------------------------------------------------    ---------------
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,                  ///////////////
    item 23, "Perpetual preferred stock and related surplus"............................................  3778          0   9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label,                 ///////////////
    and third party products):                                                                            ///////////////
    a.  Money market funds..............................................................................  6441          0   10.a.
    b.  Equity securities funds.........................................................................  8427          0   10.b.
    c.  Debt securities funds  .........................................................................  8428          0   10.c.
    d.  Other mutual funds..............................................................................  8429          0   10.d.
    e.  Annuities.......................................................................................  8430          0   10.e.
    f.  Sales of proprietary mutual funds and annuities (included in items 10.a through 10.e above).....  8784          0   10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative contracts            ///////////////
    included in assets and liabilities reported in Schedule RC..........................................  A525          0   11.
12. Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC) in          ///////////////
    accordance with generally accepted accounting principles(1).........................................  A526          0   12.
                                                                                                          ---------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          ---------------
Memorandum                                                                 Dollar Amounts in Thousands    RCON  Mil  Thou
------------------------------------------------------------------------------------------------------    ---------------  -----
1.  Reciprocal holdings of banking organizations' capital instruments (to be completed for the            ///////////////
    December report only)...............................................................................  3836        N/A   M.1.
                                                                                                          ---------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

                                   CALL DATE: 3/31/97  ST-BK: 06-0302 FFIEC 034
                                                                     Page RC-15
Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State, Zip:     LOS ANGELES, CA  90017
FDIC Certificate No.: 2 6 4 7 4
                      ---------

Schedule RC-N--Past Due and Nonaccrual Loans(1), Leases and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 7, column A, And in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                  ----
                                                                                                                  C170
                                                                   ---------------------------------------------------
                                                                      (Column A)       (Column B)         (Column C)
                                                                       Past due        Past due 30        Nonaccrual
                                                                    30 through 89      days or more
                                                                    days and still      and still
                                                                       accruing         accruing
                                                                   ----------------   --------------    --------------
                                     Dollar Amounts in Thousands    RCON  Mil Thou     RCON Mil Thou     RCON Mil Thou
----------------------------------------------------------------------------------------------------------------------
1. Real estate loans............................................   1210          0     1211        0     1212        0
2. Installment loans............................................   1214          0     1215        0     1216        0
3. Credit cards and related plans...............................   1218          0     1219        0     1220        0
4. Commercial (time and demand) and all other loans.............   1222          0     1223        0     1224        0
5. Lease financing receivables..................................   1226          0     1227        0     1228        0
6. Debt securities and other assets (exclude other real estate     ///////////////     /////////////     /////////////
   owned and other repossessed assets)..........................   3505          0     3506        0     3507        0

====================================================================================================================================

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported items 1 through 5.
                                                                   ---------------------------------------------------
7. Loans and leases reported in items 1 thorough 5 above which     RCON  Mil Thou     RCON Mil Thou      RCON Mil Thou
   are wholly or partially guaranteed by the U.S. Government       5612         0     5613        0      5614        0    7.
   a. Guaranteed portion of loans and leases included in item 7    //////////////     /////////////      /////////////
      above.....................................................   5615         0     5616        0      5617        0    7.a.

                                                                                                                  ----
                                                                                                                  C173
                                                                   ---------------------------------------------------
                                     Dollar Amounts in Thousands   RCON Mil Thou      RCON Mil Thou      RCON Mil Thou
----------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in Schedule RC-N         /////////////      /////////////      /////////////
   items 1 through 5, above (and not reported in Schedule RC-C,    /////////////      /////////////      /////////////
   Part I, Memorandum item 1)...................................   1658        0      1659        0      1661        0    m.1
2. To be completed by banks with loans to finance agricultural     /////////////      /////////////      /////////////
   production and other loans to farmers (Schedule RC-C, part I,   /////////////      /////////////      /////////////
   item 3) exceeding five percent of total loans:                  /////////////      /////////////      /////////////
   Agricultural loans included in Schedule RC-N, items 1
   through 4, above.............................................   1230      N/A      1231      N/A      1232      N/A    m.2
3. Loans to finance commercial real estate, construction, and      /////////////      /////////////      /////////////
   land development activities (not secured by real estate)        /////////////      /////////////      /////////////
   included in Schedule RC-N, items 2 through 4, above..........   5421        0      5422        0      5423        0    m.3
4. Real estate loans (sum of Memorandum items 4.a through 4.e      /////////////      /////////////      /////////////
   must equal Schedule RC-N, item 1, above):                       /////////////      /////////////      /////////////
   a. Construction and land development.........................   5424        0      5425        0      5426        0    m.4.a
   b. Secured by farmland.......................................   5427        0      5428        0      5429        0    m.4.b
   c. Secured by 1-4 family residential properties:                /////////////      /////////////      /////////////
      (1) Revolving, open-end loans secured by 1-4 family          /////////////      /////////////      /////////////
          residential properties and extended under lines          /////////////      /////////////      /////////////
          of credit.............................................   5430        0      5431        0      5432        0    m.4.c. (2)
      (2) All other loans secured by 1-4 family residential        /////////////      /////////////      /////////////
          properties............................................   5433        0      5434        0      5435        0    m.4.c. (2)
   d. Secured by multifamily (5 or more) residential properties.   5436        0      5437        0      5438        0    m.4.d.
   e. Secured by nonfarm nonresidential properties..............   5439        0      5440        0      5441        0    m.4.e.

----------------
(1) see instructions for loan classifications used in this schedule.

Legal Title of Bank:  STATE STREET AND TRUST COMPANY OF CALIFORNIA, N.A.      Call Date: 3/31/97  ST-BK: 06-0302  FFIEC 034
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100                                                       Page RC-16
City, State   Zip:    LOS ANGELES, CA 90017
FDIC Certificate No.: 2 6 4 7 4

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                                ---------
                                                                                                                    C175
                                                                         Dollar Amounts in Thousands    RCON   Mil   Thou
-------------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):                                                                 /////////////////
    a. Actual amount of all unposted debits.............................................................0030            0    1.a.
       OR                                                                                               /////////////////
    b. Separate amount of unposted debits:                                                              /////////////////
       (1) Actual amount of unposted debits to demand deposits..........................................0031          N/A    1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1).............................0032          N/A    1.b.(2)
 2. Unposted credits (see instructions):                                                                /////////////////
    a. Actual amount of all unposted credits............................................................3510            0    2.a
       OR                                                                                               /////////////////
    b. Separate amount of unposted credits:                                                             /////////////////
       (1) Actual amount of unposted credits to demand deposits.........................................3512          N/A    2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1)............................3514          N/A    2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total deposits)..3520            0    3.
 4. Deposits of consolidated subsidiaries (not included in total deposits):                             /////////////////
    a. Demand deposits of consolidated subsidiaries.....................................................2211            0    4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries........................................2351            0    4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries.............................5514            0    4.c.
 5. Not applicable                                                                                      /////////////////
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on            /////////////////
    behalf of its respondent depository institutions that are also reflected as deposit liabilities     /////////////////
    of the reporting bank:                                                                              /////////////////
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B)...........2314            0    6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5,        /////////////////
       column A or C, but not column B).................................................................2315            0    6.b.
 7. Unamortized premiums and discounts on time and savings deposits: (1), (2)                           /////////////////
    a. Unamortized premiums.............................................................................5516            0    7.a.
    b. Unamortized discounts............................................................................5517            0    7.b.
 8. To be completed by banks with "Other deposits."                                                     /////////////////
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:          /////////////////
       (1) Total deposits purchased or acquired from other FDIC-insured institutions during             /////////////////
           the quarter..................................................................................A531          N/A    8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to      /////////////////
           a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members       /////////////////
           report deposits attributable to BIF).........................................................A532          N/A    8.a.(2)
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter.........A533          N/A    8.b.
 9. Deposits in lifeline accounts.......................................................................5596 ////////////    9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits).......8432            0   10.

--------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.


Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.       Call Date:  3/31/97  ST-BK: 06-0302  FFIEC 034
Address:              727 SOUTH FIGUEROA STREET, SUITE 3100                                                              Page RC-17
City, State Zip:      LOS ANGELES, CA 90017
FDIC Certificate No:  2 6 4 7 4


SCHEDULE RC-O - CONTINUED

                                                                       Dollar Amounts in Thousands      RCON   Mil  Thou
------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal                       //////////////
    demand balances:                                                                                      //////////////
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand         //////////////
       balances with the domestic offices of U.S. banks and savings associations and insured              //////////////
       branches in Puerto Rico and U.S. territories and possessions that were reported on a gross        //////////////
       basis in Schedule RC-E had been reported on a net basis.........................................   8785         0   11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand       //////////////
       balances with foreign banks and foreign offices of other U.S. banks (other than insured            //////////////
       branches in Puerto Rico and U.S. territories and possessions) that were reported on a net          //////////////
       basis in Schedule RC-E had been reported on a gross basis......................................... A181         0   11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection            //////////////
       were included in this calculation of the reporting bank's net reciprocal demand balances with      //////////////
       the domestic offices of U.S. banks and savings associations and insured branches in Puerto         //////////////
       Rico and U.S. territories and possessions in Schedule RC-E.......................................  A182         0   11.c.
12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC)                //////////////
    in accordance with generally accepted accounting principles (exclude amounts related to               //////////////
    reciprocal demand balances):                                                                          //////////////
    a. Amount of assets netted against demand deposits..................................................  A527         0   12.a.
    b. Amount of assets netted against this and savings deposits........................................  A528         0   12.b.
                                                                                                          --------------

Memoranda (to be completed each quarter except as noted)
                                                                       Dollar Amounts in Thousands        RCON  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal                     //////////////
   Schedule RC, item 13.a):                                                                               //////////////
   a. Deposit accounts of $100,000 or less:                                                               //////////////
      (1) Amount of deposit accounts of $100,000 or less................................................  2702         0   M.1.a.(2)
      (2) Number of deposit accounts of $100,000 or less (to be                                    Number //////////////
                                                                                         -----------------
          completed for the June report only)........................................... RCON 3772   N/A  //////////////   M.1.a.(2)
                                                                                         -----------------
   b. Deposit accounts of more than $100,000:                                                             //////////////
      (1) Amount of deposit account of more than $100,000..............................................   2710         0   M.1.b.(1)
                                                                                                   Number //////////////
                                                                                         ----------------
      (2) Number of deposit accounts of more than $100,000.............................. RCON 2722     0  //////////////   M.1.b.(2)
                                                                                         ----------------
2. Estimated amount of uninsured deposits of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                                          Yes      No
                                                                                                         ---------------
      Indicate in the appropriate box at the right whether your bank has a method or procedure
      for determining a better estimate of uninsured deposits than the estimate described above.........  6861      X      M.2.a.
                                                                                                         ---------------
                                                                                                          RCON  Mil Thou
                                                                                                         ---------------
   b. If the box marked YES has been checked, report the estimate of uninsured deposits
      determined by using your bank's method or procedure..............................................   5597     N/A     M.2.b.

3. Has the reporting information been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
                                                                                                        FDIC Cert No.
   ---------------                                                                                   ------------------
    TEXT  A545       N/A                                                                             RCON A545      N/A    M.3.
   --------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                               C177
                                                                                                                    ------

Stacy M. Mills, Vice President                                                         (617) 664-4927
---------------------------------------------------------                              --------------------------------------------
Name and Title (TEXT 8901)                                                             Area code/phone number/extension (TEXT 0902)

Legal Title of Bank:  State Street Bank and Trust             Call Date:  3/31/97  ST-BK: 06-0302   FFIEC 034
                      Company of California, N.A.                                                   PAGE KC-18
Address:              725 South Figueroa Street, Suite 3100
City, State  Zip:     Los Angeles, CA 90017
FDIC Certificate No.: 2 6 4 7 4

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and memoranda items 1 and 2. [OSC]

1.  Test for determining the extent to which Schedule RC-E
    must be completed. To be completed only by banks with total                                     C180
    assets of less than $1 billion. Indicate in the appropriate                                     ----
    box at the right whether the bank has total capital greater                                 YES       NO
    than or equal to eight percent of adjusted total assets........................RCON 6056    [_]       [_]   1.

       For purposes of this test, adjusted total assets equal total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

       If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

       A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

-------------------------------------------------------------
NOTE: All banks are required to complete items 2 and 3 below.
      See optional workbook for items 3.a through 3.f.
-------------------------------------------------------------

                                                            Dollar Amounts in Thousands   RCON     Mil    Thou
--------------------------------------------------------------------------------------------------------------
2.  Portion of qualifying limited-life capital instruments (original weighted             ////////////////////
    average maturity of at least five years) that is includible in Tier 2 capital:        ////////////////////
    a. Subordinated debt(1) and intermediate cash preferred stock.......................  A515               0  2.a.
    b. Other limited-life capital instruments...........................................  A516               0  2.b.

3.  Amounts used in calculating regulatory capital ratios (report amounts determined      ////////////////////
    by the bank for its own internal regulatory capital analysis consistent with          ////////////////////
    applicable capital standards):                                                        ////////////////////
    a. Tier 1 capital ..................................................................  8274           2,896  3.a.
    b. Tier 2 capital ..................................................................  8275               0  3.b.
    c. Total risk-based capital ........................................................  3792           2,896  3.c.
    d. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross     ////////////////////
       risk-weighted assets) ...........................................................  A222               0  3.d.
    e. Net risk-weighted assets (gross risk-weighted assets less excess allowance         ////////////////////
       reported in item 3.d above and all other deductions).............................  A223           2,034  3.e.
    f. "Average total assets" (quarterly average reported in Schedule RC-K, item 7, less  ////////////////////
       all assets deducted from Tier 1 capital)(2)......................................  A224           7,573  3.f.
                                                                                          --------------------

                                                                                      (Column A)        (Column B)
                                                                                        Assets          Credit Equiv-
                                                                                       Recorded         alent Amount
                                                                                        on the         of Off-Balance
Items 4-9 and Memoranda items 1 and 2 are to be completed                            Balance Sheet     Sheet Items(3)
by banks that answered NO to item 1 above and                                       ----------------  ----------------
by banks with total assets of $1 billion or more.                                   RCON  Mil  Thou    RCON  Mil  Thou
                                                                                    ----------------  ----------------
4.  Assets and credit equivalent amounts of off-balance sheet items assigned to     ///////////////     //////////////
    the zero percent risk category:
    a.  Assets recorded on the balance sheet ...................................... 5163        N/A     //////////////  4.a.
    b.  Credit equivalent amount of off-balance sheet items ....................... ///////////////     3796       N/A  4.b.
                                                                                    ----------------  ----------------

------------------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

                             Call Date: 3/31/97  ST-BK: 06-0302  FFIEC 034
                                                                 Page RC-19
Legal Title of Bank:   STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:               725 SOUTH FIGUEROA STREET, SUITE 3100
City, State   Zip:     LOS ANGELES, CA 90017
FDIC Certificate No.:  2 6 4 7 6
                       ---------
SCHEDULE RC-R--CONTINUED

                                                                                         ---------------------------------
                                                                                           (Column A)         (Column B)
                                                                                             Assets          Credit Equiv-
                                                                                            Recorded         alent Amount
                                                                                             on the         of Off-Balance
                                                                                          Balance Sheet     Sheet Items (1)
                                                                                         ----------------------------------
                                                         Dollar Amounts in Thousands     RCON  Mil  Thou    RCON  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the       //////////////   ///////////////
   20 percent risk category:                                                             //////////////   ///////////////
   a. Assets recorded on the balance sheet.............................................  5165        N/A  ///////////////   5.a.
   b. Credit equivalent amount of off-balance sheet items..............................  ///////////////  3801       N/A    5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the       //////////////   ///////////////
   50 percent risk category:                                                             //////////////   ///////////////
   a. Assets recorded on the balance sheet.............................................  3802        N/A  ///////////////   6.a.
   b. Credit equivalent amount of off-balance sheet items..............................  ///////////////  3803       N/A    6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the       //////////////   ///////////////
   100 percent risk category:                                                            //////////////   ///////////////
   a. Assets recorded on the balance sheet.............................................  3804        N/A  ///////////////   7.a.
   b. Credit equivalent amount of off-balance sheet items..............................  ///////////////  3805       N/A    7.b.
8. On-balance sheet asset values excluded from and deducted in the calculation           //////////////    ///////////////
   of the risk-based capital ratio(2)..................................................  3806        N/A   ///////////////  8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a, 7.a, and 8,   //////////////    ///////////////
   Column A)  (must equal Schedule RC, item 12.c plus items 4.b and 4.c)...............  3807        N/A   ///////////////  9.
                                                                                         ---------------------------------

Memoranda
                                                                             Dollar Amounts in Thousands    RCON  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the                 ///////////////
   risk-based capital standards...........................................................................  8764        N/A   M.1.
                                                                                                            ---------------

                                                                        ---------------------------------------------------
                                                                                 With a remaining maturity of
                                                                        ---------------------------------------------------
                                                                          (Column A)       (Column B)        (Column C)
                                                                           One year           Over              Over
                                                                           or less          one year         five years
                                                                                             through
2. Notional principal amounts of off-balance                                                five years
   sheet derivative contracts: (3)                                      ---------------------------------------------------
                                                                        RCON  Mil  Thou   RCON  Mil  Thou   RCON  Mil  Thou
                                                                        ---------------------------------------------------
   a. Interest rate contracts.........................................  3809        N/A   8766        N/A   8767        N/A   M.2.a.
   b. Foreign exchange contracts......................................  3812        N/A   8769        N/A   8770        N/A   M.2.b.
   c. Gold contracts..................................................  8771        N/A   8772        N/A   8773        N/A   M.2.c.
   d. Other precious metals contracts.................................  8774        N/A   8775        N/A   8776        N/A   M.2.d.
   e. Other commodity contracts.......................................  8777        N/A   8776        N/A   8779        N/A   M.2.e.
   f. Equity derivative contracts.....................................  A000        N/A   A001        N/A   A002        N/A   M.2.f.
                                                                        ---------------------------------------------------

----------------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale equity securities in item 9 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if fair cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivable not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.

Legal Title of Bank:       STATE STREET BANK AND TRUST COMPANY                Call Date: 3/31/97  ST-BK: 06-0302   FFIEC 034
                           OF CALIFORNIA, N.A.                                                                     Page RI-20
Address:                   725 SOUTH FIGUREORA STREET, SUITE 3200
City, State, Zip:          LOS ANGELES,  CA  90017

                OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                  REPORTED IN THE REPORTS OF CONDITION AND INCOME
                    AT CLOSE OF BUSINESS ON MARCH 31, 1997

STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A       LOS ANGELES             CALIFORNIA
---------------------------------------------------------------------------------------------------------------
Legal Title of Bank                                          City                    State





The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statements will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

-------------------------------------------------------------------------------
No comment   X   (RCON 6979)                                    C171   C172
                                                                -----------

BANK MANAGEMENT STATEMENT (please type or print clearly), (TEXT 6980)



          /s/  Kevin Wallace                        4/28/97
          --------------------------------------    -------------------
          Signature of Executive Officer of Bank    Date of Signature

Legal Title of Bank: STATE STREET BANK AND     Call Date: 3/31/97 ST-BK: 06-0302
                     TRUST COMPANY
                     OF CALIFORNIA, N.A.
Address:             725 SOUTH FIGUEROA STREET, SUITE 3100
City, State   Zip:   LOS ANGELES, CA 90017
FDIC Certificate No: 2 6 4 7 4
                     -----------


                       THIS PAGE IS TO BE COMPLETED BY ALL BANKS

-----------------------------------------------------------------------------------------------------------------------------------
                   NAME AND ADDRESS OF BANK                                        OMB No. For OCC:  1557-0081
                                                                                   OMB No. For FDIC  3064-0052
                                                                              OMB No. For Federal Reserve: 7100-0036
                                                                                    Expiration Date:  3/31/99

                     PLACE LABEL HERE                                                     SPECIAL REPORT
                                                                                   (Dollar Amounts in Thousands)

                                                          -------------------------------------------------------------------------
                                                                    CLOSE OF BUSINESS   FDIC CERTIFICATE NUMBER
                                                                    DATE
                                                                           3/31/97           2 6 4 7 4                C-700
-----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
-----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF CONDITION. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Excludethe first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS 215.2 AND 215.3
OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION o) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND
"EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS ANDOTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT
EXECUTIVE OFFICERS.
-----------------------------------------------------------------------------------------------------------------------------------

a. Number of loans made to executive officers since the previous Call Report Date . . . . . . . RCON 3561           0       a.
b. Total dollar amount of above loans (in thousands of dollars) . . . . . . . .. . . . .. . . . RCON 3562           0       b.
c. Range of interest charged on above loans
   (example: 9 3/4% = 9.75) . .. . . . . . . . . . . . . . . . .  .    RCON 7701    0.00    % to   RCON 7702   0.00  %      c.
-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                       DATE (Month, Day, Year)


/s/  KEVIN WALLACE, VICE PRESIDENT                                                             4/28/97

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                         AREA CODE/PHONE NUMBER/EXTENSION

                                                                                               (TEXT 8904)
STACY M. MILLS, VICE PRESIDENT                                                                 (617) 664-4927
-----------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)

Legal Title of Bank:    STATE STREET BANK AND TRUST COMPANY      Call Date: 3/31/97 ST-BK: 06-0302  FFIEC 031
                        OF CALIFORNIA, N.A.
Address:                725 SOUTH FIGUEROA STREET, SUITE 3100                                     PAGE RI-1
City, State, Zip:       LOS ANGELES,  CA  90017
FDIC Certificate No.:   26474

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997-MARCH 31, 1997

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.


SCHEDULE RI--INCOME STATEMENT



                                                                                                                    I180
                                                                                                                    ----
                                                                    Dollar Amounts in Thousands      RIAD        MiL   Thou
---------------------------------------------------------------------------------------------------------------------------
1.  Interest income:
    a.  Interest and fee income on loans(1),(2):
        (1)  Total loans (to be completed only by those banks with less than $25 million in
             total assets)......................................................................... 4010           0    1.a(1)
        THE FOLLOWING FOUR ITEMS ARE TO BE COMPLETED ONLY BY THOSE BANKS WITH $25 MILLION OR MORE
        IN TOTAL ASSETS(1),(2)
        (2)  Real estate loans..................................................................... 4246          N/A  1.a(2)
        (3)  Installment loans..................................................................... 4247          N/A  1.a(3)
        (4)  Credit cards and related plans........................................................ 4248          N/A  1.a(4)
        (5)  Commercial (time and demand) and all other loans...................................... 4249          N/A  1.a(5)
    b.  Income from lease financing receivables.................................................... 4065            0  1.b
    c.  Interest income on balances due from depository institutions(3)............................ 4115            0  1.c
    d.  Interest and dividend income on securities:
        (1)   Securities issued by states and political subdivisions in the  U.S.:
              (a)   Taxable securities............................................................. 4506            0  1.d.(1)(a)
              (b)   Tax-exempt securities.......................................................... 4507            0  1.d.(1)(b)
        (2)   U.S. Government securities and other debt securities................................. 3660            0  1.d.(2)
        (3)   Equity securities (including investments in mutual funds)............................ 3659            2  1.d.(3)
    e. Interest income from trading assets......................................................... 4069            0  1.e.
    f. Interest income on federal funds sold(4) and securities purchased under agreements
        to resell.................................................................................. 4020            0  1.f.
    g. Total interest income (sum of items 1.a through 1.f)........................................ 4107            2  1.g.

-------------
(1)  See instructions for loan classifications used in this schedule.
(2) The $25 million asset size test is generally based on the total assets reported on the June 30, 1996 Report of Condition.
(3) Includes interest income on time certificates of deposit not held for trading.
(4) Report interest income on "term federal funds sold" in Schedule RI, item 1.a, "Interest and fee income on loans."


Legal Title of Bank:    STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.        Call Date: 3/31/97 ST-BK 06-0302   FFIEC 034
Address:                725 SOUTH FIGUEROA STREET, SUITE 3100                                                             Page RI-2
City, State, Zip:       LOS ANGELES,  CA  99017
FDIC Certificate No:    26474

Schedule RI - Continued

                                                                                       Year-to-date
                                                     Dollar Amounts in Thousands     RIAD   Mil  Thou
--------------------------------------------------------------------------------     ----------------
 2.   Interest expense:
      a.  Interest on deposits:
            (1)   Transaction accounts (NOW accounts, ATS accounts, and telephone
                  and preauthorized transfer accounts)................................  4508      0    2.a.(1)
            (2)   Nontransaction accounts:
                  (a)   Money market deposit accounts (MMDAS).........................  4509      0    2.a.(2)(a)
                  (b)   other savings deposits........................................  4511      0    2.a.(2)(b)
                  (c)   Time deposits of $100,000 or more.............................  4517      0    2.a.(2)(c)
                  (d)   Time deposits of less than $100,000...........................  4518      0    2.a.(2)(d)
       b.  Expense of federal funds purchased(1) and securities sold under agreements
           to repurchase..............................................................  4180      0    2.b.
       c.  Interest on demand notes issued to the  U.S. Treasury, trading liabilities
           and other borrowed money...................................................  4185      0    2.c.
       d.  Not applicable
       e.  Interest on subordinated notes and debentures..............................  4200      0    2.e.
       f.  Total interest expenses (sum of items 2.a through 2.e).....................  4073      0    2.f.
 3.    Net interest income (item 1.g. minus 2.f.).....................................                 RIAD 4074  2   3.
 4.    Provisions
       a.  Provision for loan and lease losses........................................                 RIAD 4230  0   4.a.
       b.  Provision for allocated transfer risk......................................                 RIAD 4243  0   4.b.
 5     Noninterest income:
       a.  Service charged on deposit accounts........................................  4080      0    5.a.
       b.  Other noninterest income:
           (1)  Other fee income......................................................  5407    977    5.b.(1)
           (2)  All other noninterest income..........................................  5408      0    5.b.(2)
       c.  Total noninterest income (sum of items 5.a and 5.b)........................                 RIAD 4079 977  5.c.
 6.    a.  Realized gains (losses) on held-to-maturity securities.....................                 RIAD 3621   0  6.a.
 7.    Noninterest expense:                                                                            RIAD 3196   0  6.b.
       a.  Salaries and employee benefits.............................................  4135    438    7.a.
       b.  Expenses of promised and fixed assets (net of rental income)
           (excluding salaries and employee benefits and mortgage interest)...........  4217    253    7.b.
       c.  Other noninterest expenses*................................................  4032     88    7.c
       d.  Total noninterest expense (sum of items 7.a through 7.c)...................                 RIAD 4093
 8.    Income (loss) before income taxes and extraordinary items and other adjustments
       (item 3 plus or minus items 4.a.,4.b, 5.0, 6.a., 6.b., and 7.d)................                 RIAD 4301 208   8.
 9.    Applicable income taxes (on item 8)............................................                 RIAD 4302  69   9.
10.    Income (loss) before extraordinary items and other adjustments (item 8 minus 9)                 RIAD 4300 151  10.
11.    Extraordinary items and other adjustments, net of income taxes*................                 RIAD 4320   0  11.
12.    Net income (loss) (sum of items 10 and 11).....................................                 RIAD 4340 131  12.

------------------
(1) Report the expense of "term federal funds purchased" in Schedule RI, item 2,c. "Interest on demand notes issued to the U.S. Treasury, trading liabilities, and other borrowed money."
*Describe on Schedule RI-E-Explanations.

Legal Title of Bank:    STATE STREET BANK AND TRUST COMPANY                      Call Date:  3/31/97  ST-BK:  06-0302   FFIEC  034
                        OF CALIFORNIA,  N.A.                                                                             PAGE RI-3
Address:                725 SOUTH FIGUEROA STREET, SUITE 3100
City, State, Zip:       LOS ANGELES,  CA   90017
FDIC Certificate No.:   26474
SCHEDULE RI-- CONTINUED

                                                                                                                 I181
                                                                                                                 ----
Memoranda                                                                                                   Year-to-date
                                                                                                         ----------------
                                                                Dollar Amounts in Thousands              RIAD  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1.      Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
        August 7, 1986, that is not deductible for federal income tax purposes........................... 4513        0    M.1.
2.      Income from the sale and servicing of mutual funds and annuities (included in
        Schedule RI, item B)............................................................................. 8431        0    M.2.
3.      Estimated income on tax-exempt loans and leases to states and political subdivisions in the U.S.
        (reportable in Schedule RC-C, part I, items 7 and 9) included in Schedule RI, items 1.a and 1.b.
        above (excludes income on tax-exempt securities)................................................. 4313        0    M.3.
4.      Number of full-time equivalent employees at end of current period (round to nearest..............       Number
        whole number).................................................................................... 4150       25    M.4.
5.      Cash dividends declared during the calendar year to date                                               Mil Thou
        (to be reported only with March, June, and September Reports of Income).......................... 4475        0    M.5.
6.      To be completed by banks with $25 million or more in total assets and with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I. item 3) exceeding five percent of total loans.(2)
        Interest and fee income on agricultural loans 91) (included in item 1.a above)................... 4251       N/A   M.6.
7.      If the reporting bank has restated its balance sheet as a result of applying push down...........       MM DD YY
        accounting this calendar year, report the date of the bank's acquisition......................... 9106  00/00/00   M.7.
8-10.   Not applicable

11.     Does the reporting bank have a subchapter S election in effect for federal income tax                  YES   NO
        purposes for the current tax year?............................................................... AS30       &    M.11.
12.     Deferred portion of total applicable income taxes included in Schedule RI,                             Mil Thou
        items 3 and 11 (To be reported with the December Report of Income)............................... 4772      N/A   M.12.
-----------------
(1)     See instructions for loan classifications used in this schedule.
(2)     The $25 million asset size test and the five percent of total loans test are generally based on the total assets reported on the June 30, 1996 Report of Condition.

SCHEDULE RI-A--Changes in Equity Capital

Schedule RI-A is to be reported with the December Report of Income.

Indicate decreases and losses in parentheses.



                                                                                                                I183
                                                                                                                ----
                                                                Dollar Amounts in Thousands              RIAD  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
 1.      Total equity capital originally reported in the December 31, 1996, Reports of
         Condition and Income............................................................................. 3215     N/A    1.
 2.      Equity capital adjustments from Amended Reports of Income, net..................................  3216     N/A    2.
 3.      Amended balance end of previous calendar year (sum of items 1 and 2)............................  3217     N/A    3.
 4.      Net income (loss) (must equal Schedule RI, item 12).............................................  4340     N/A    4.
 5.      Sale, conversion, acquisition, or retirement of capital stock, net..............................  4346     N/A    5.
 6.      Changes incident to business combinations, net..................................................  4356     N/A    6.
 7.      LESS:  Cash dividends declared on preferred stock...............................................  4470     N/A    7.
 8.      LESS:  Cash dividends declared on common stock..................................................  4460     N/A    8.
 9.      Cumulative effect of changes in accounting principles from prior years* (see instructions for
         this schedule)..................................................................................  4411     N/A    9.
10.      Corrections of material accounting errors from prior years* (see instructions for this schedule.  4412     N/A   10.
11.      Change in net unrealized holding gains (losses) on available-for-sale securities................  8433     N/A   11.
12.      Other transactions with parent holding company* (not included in items 5, 7, or 8 above)........  4415     N/A   12.
13.      Total equity capital end of current period (sum of items 3 through 12) (must equal
         Schedule RC, item 28.a).........................................................................  3210     N/A   13.

--------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.       Call Date:  3/31/97 ST-BK: 06-0302  FFIEC  034
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100                                                             PAGE RI -4
City, State  Zip:     LOS ANGELES,  CA  90017
FDIC Certificate No.: 26474

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES(1)

                                                                                                                   Il86
                                                                                                                   ----
                                                                                       (Column A)         (Column B)
                                                                                      Charge-offs         Recoveries
                                                                                      -----------         ------------
                                                                                          Calendar year-to-date
                                                                                   ------------------------------------
                                                 Dollar Amounts in Thousands         RIAD   Mil   Thou   RIAD  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.      Real estate loans............................................................ 4256          0      4257        0   1.
2.      Installment loans............................................................ 4258          0      4259        0   2.
3.      Credit cards and related plans............................................... 4262          0      4263        0   3.
4.      Commercial (time and demand) and all other loans............................. 4264          0      4265        0   4.
5.      Leases financing receivables................................................. 4266          0      4267        0   5.
6.      Total (sum of items 1 through 5)............................................. 4635          0      4605        0   6.
                                                                                      ----------------------------------

Memoranda
                                                 Dollar Amounts in Thousands        RIAD   Mil  Thou     RIAD  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.  To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
    Agricultural loans included in part I, items 1 through 4, above................ 4268         N/A    4269        N/A  M.1.
2-3.     Not applicable
4.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I,
    items 2 through 4, above....................................................... 5443           0    5444         0   M.4.
5.  Real estate loans (sum of Memorandum items 5.a through 5.c must equal
    Schedule RI-B, part I, item 1, above):
    a.    Construction and land development........................................ 5445           0    5446         0   M.5.a.
    b.    Secured by Farmland...................................................... 5447           0    5448         0   M.5.b.
    c.    Secured by 1-4 family residential properties:
              (1)  Revolving open-end loans secured by 1-4 family residential
                   properties and extended under lines of credit................... 5440           0    5450         0   M.5.c.(1)
              (2)  All other loans secured by 1-a family residential properties.... 5451           0    5452         0   M.5.c.(2)
    d.    Secured by multifamily (5 or more) residential properties................ 5453           0    5454         0   M.5.a.
    e.    Secured by nofarm nonresidential properties.............................. 5455           0    5456         0   M.5.a.

--------------

(1)  See instructions for loan classifications used in this schedule.

Legal Title of Bank:   STATE STREET BANK AND TRUST COMPANY       Call Date: 3/31/97  ST-BK: 06-0302  FFIEC  034
                       OF CALIFORNIA, N.A.                                                            Page RI-5
Address:               725 SOUTH FIGUEROA STREET, SUITE 3100
City, State, Zip:      LOS ANGELES,  CA   90017
FDIC Certificate No.:  2 6 4 7 4
                       ---------

SCHEDULE RI-B--CONTINUED
PART II.  CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART II IS TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME.

                                                                                                        -----------------
                                                                         Dollar Amounts in Thousands    RIAD   Mil   Thou
-------------------------------------------------------------------------------------------------------------------------
1.   Balance originally reported in the December 31, 1996, Reports of Condition and Income..........      3124     N/A    1.
2.   Recoveries (must equal part I, item 6, column B above).........................................      4605     N/A    2.
3.   LESS: Charge-offs (must equal part I, item 6, column A above)..................................      4635     N/A    3.
4.   Provision for loan and lease losses (must equal Schedule RI, item 4.a).........................      4230     N/A    4.
5.   Adjustments* (see instructions for this schedule)..............................................      4815     N/A    5.
6.   Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.b)....      3123     N/A    6.

---------------------
*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                               ----------
                                                                                                                I195
                                                                                                       ------------------
                                                                                                        Year-to-date
                                                                                                       ------------------
                                                                         Dollar Amounts in Thousands   RIAD   Mil    Thou
-------------------------------------------------------------------------------------------------------------------------
1.   All other noninterest income (from Schedule RI, item 5.b.(2))                                        ////////////
     Report amounts that exceed 10% of Schedule RI, item 5.b.(2):                                         ////////////
     a. Net gains (losses) on other real estate owned...............................................      5415       0  1.a.
     b. Net gains (losses) on sales of loans........................................................      5416       0  1.b.
     c. Net gains (losses) on sales of premises and fixed assets....................................      5417       0  1.c.
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,                 ////////////
     item 5.b.(2):
     d. TEXT 4461                                                                                         4461          1.d.
        --------------------------------------------------------------------------------------------
     e. TEXT 4462                                                                                         4462          1.e.
        --------------------------------------------------------------------------------------------
     f. TEXT 4463                                                                                         4463          1.f.
        --------------------------------------------------------------------------------------------
2.   other noninterest expense (from Schedule RI, item 7.c):                                              ////////////
     a. Amortization expense of intangible assets...................................................      4531       0  2.a.
     Report amounts that exceed 10% of Schedule RI, item 7.c.:                                            ////////////
     b. Net (gains) losses on other real estate owned...............................................      5418       0  2.b.
     c. Net (gains) losses on sales of loans........................................................      5419       0  2.c.
     d. Net (gains) losses on sales of premises and fixed assets....................................      5420       0  2.d.
     Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c.:      ////////////
     e. TEXT 4464  Supplies                                                                               4464      14  2.e.
        --------------------------------------------------------------------------------------------
     f. TEXT 4467  Processing Fees                                                                        4467      14  2.f.
        --------------------------------------------------------------------------------------------
     g. TEXT 4468  Sales Promotion                                                                        4468      21  2.g.
        --------------------------------------------------------------------------------------------


                                                                28

                               Call Date: 3/31/97   ST-BK: 06-0302  PFIEC 034
                                                                    Page RI-6

Legal Title of Bank:  STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.
Address:              725 SOUTH FIGUEROA STREET, SUITE 3100
City, State   Zip:    LOS ANGELES, CA 90017
FDIC Certificate No.: 2 6 4 7 4
                      ---------

SCHEDULE RI-E-CONTINUED

                                                                                                             Year-to-date
                                                                                                             -------------
                                                                                Dollar Amounts in Thousands  RIAD Mil Thou
---------------------------------------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments and applicable income tax effect                                //////////////
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):         //////////////
   a. (1)  TEXT 4469                                                                                         4469           3.a. (1)
           -------------------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                           RIAD 4486                  ////////////// 3.a. (2)
                                                                                  --------------------------
   b. (1)  TEXT 4487                                                                                         4487           3.b. (1)
           -------------------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                           RIAD 4488                  ////////////// 3.b. (2)
                                                                                  --------------------------
   c. (1)  TEXT 4489                                                                                         4489           3.c. (1)
           -------------------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                           RIAD 4491                  ////////////// 3.c. (2)
                                                                                  --------------------------

4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)                    //////////////
   (itemize and describe all adjustments):                                                                   //////////////
   a. TEXT 4492                                                                                              4492           4.a.
      ------------------------------------------------------------------------------------------------------
   b. TEXT 4493                                                                                              4493           4.b.
      ------------------------------------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years                                    //////////////
   (from Schedule BI-A, item 9) (itemize and describe all changes in accounting principles):                 //////////////
   a. TEXT A546 Effect of change to GAAP from previous non-GAAP instructions                                 A546         0 5.a.
      ------------------------------------------------------------------------------------------------------
   b. TEXT 4495                                                                                              4495           5.b.
      ------------------------------------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)                  //////////////
   (itemize and describe all corrections):                                                                   //////////////
   a. TEXT 4496                                                                                              4496           6.a.
      ------------------------------------------------------------------------------------------------------
   b. TEXT 4497                                                                                              4497           6.b.
      ------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 12)                              //////////////
   (itemize and describe all such transactions):                                                             //////////////
   a. TEXT 4498                                                                                              4498           7.a.
      ------------------------------------------------------------------------------------------------------
   b. TEXT 4499                                                                                              4499           7.b.
      ------------------------------------------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)                  //////////////
   (itemize and describe all adjustments):                                                                   //////////////
   a. TEXT 4521                                                                                              4521           8.a.
      ------------------------------------------------------------------------------------------------------
   b. TEXT 4522                                                                                              4522           8.b.
      ------------------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its option,        1198       1199
   any other significant items affecting the Report of Income):                                     ------------------------
   No comment [X] (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

       TRUST DEPARTMENT CALLED REPORT OF CONDITION (FIDUCIARY STATEMENT)

------------------------------------------------------------------------------------------------------------------------------------
Name of Individual
State Street Bank and Trust Company of California, N.A.
------------------------------------------------------------------------------------------------------------------------------------
City                         County                                 State                           Zip Code
Los Angeles                  Los Angeles                            CA                              90027
------------------------------------------------------------------------------------------------------------------------------------
at the close of business on (date)                                  State Banking Department Number
March 31, 1997                                                      767
------------------------------------------------------------------------------------------------------------------------------------
Name and title of person to whom inquiries may be directed         Area Code & Telephone Number
Stacy M. Mills, Vice President                                      (617) 664-4527
------------------------------------------------------------------------------------------------------------------------------------
A. Assets                                                                                                MARKET VALUE
   1. Investments                                                                                    Dollars in Thousands
                                                                                                    ----------------------
      (a) U.S. Government & Agency Obligations....................................                          2,386,188        1(a)
      (b) State, County & Municipal Obligations...................................                            227,068        1(b)
      (c) Other Obligations.......................................................                          1,158,648        1(c)
      (d) Stocks (Common and Preferred)...........................................                             34,549        1(d)
      (e) Mutual Funds............................................................                            422,099        1(e)
      (f) Real Estate.............................................................                                 50        1(f)
      (g) Real Estate Loans.......................................................                              3,382        1(g)
      (h) All Other Loans.........................................................                                  0        1(h)
      (i) Miscellaneous...........................................................                             85,145        1(i)
   2. Interest-bearing Deposits
      (a) Own Institution.........................................................                                  0        2(a)
      (b) Other Federally Insured Financial Institutions..........................                              2,637        2(b)
   3. (a) Own Institution.........................................................                                  0        3(a)
      (b) Other Federally Insured Financial Institutions..........................                             35,250        3(b)
   4. TOTAL ASSETS................................................................                          4,345,016        4
------------------------------------------------------------------------------------------------------------------------------------
B. LIABILITIES
   5. Fiduciary Accounts
      (a) Court Trusts............................................................                                           5(a)
      (b) Personal Trusts.........................................................                            141,123        5(b)
      (c) Employee Benefit Trust..................................................                                           5(c)
      (d) Collective Investment Funds.............................................                                           5(d)
   6. SUBTOTAL (Items (a) through (d))............................................                            252,323        6

   7. Local Agency Security Accounts..............................................                                           7
   8. Corporate Accounts..........................................................                          4,263,699        8
   9. Agency, Safekeeping, Custodian, and Escrow Accounts.........................                                           9
  10. TOTAL LIABILITIES...........................................................                          4,345,016       10

------------------------------------------------------------------------------------------------------------------------------------
C. Trust Business for Which securities Are on Deposit with the State Treasury
                                                                MARKET VALUE                               MARKET VALUE
                                                                Court Trusts                              Private Trusts
                                                                ------------                              --------------
  11. Trust Business...........................................                                                             11
  12. Less Real Estate.........................................                                                             12
  13. Trust Business on Which Security is Required.............                                                             13
  14. Amount of Security Required by Sections 1500 and
      1501 of the Financial Code...............................                                                   100       14
  15. Securities on Deposit with the State Treasurer...........                                                   150       15
  16. Excess or Deficiency.....................................       0                                            50       16

----------------------------------------------------------------------------------------------------------------------------------
D. Miscellaneous information
  17. Total Number of Discretionary Accounts..............................................................        385       17
  18. Overdrafts..........................................................................................                  18

----------------------------------------------------------------------------------------------------------------------------------
E. Certification
The undersigned,
-----------------------------------------------------------------------------------------------------------------------------------
Name                                                                Title
Kevin R. Wallace                                                    Vice President
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          and
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                Title
Jeremiah J. Parrell                                                 Vice President
------------------------------------------------------------------------------------------------------------------------------------
of the above named bank, each declares, for himself alone and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true.
Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.
------------------------------------------------------------------------------------------------------------------------------------
Executed on:                                                        at:
4/28/97                                                             Boston, Massachusetts                   , California
------------------------------------------------------------------------------------------------------------------------------------
Signature                                                           Signature
/s/ Jeremiah J. Farrell                                             /s/ Kevin R. Wallace
------------------------------------------------------------------------------------------------------------------------------------

Form 503 (Date. 12/95)